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                                                                    EXHIBIT 99.1



                   WRITTEN STATEMENT OF CHAIRMAN AND PRESIDENT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the annual report of NB Capital Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on Form 10-K on the date hereof (the "Report"), I, Serge Lacroix, Chairman and President of the Company, certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Serge Lacroix
                                                --------------------------------
                                                Serge Lacroix
                                                Chairman and President
                                                Dated: March 31, 2003